UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2007
CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania (State of Incorporation)	1-11257 (Commission File Number)	22-1895850 (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086

(Address of principal executive offices)	(Zip Code)
856-848-1800

(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The Board of Directors of the Company adopted Amended and Restated Bylaws, effective February 16, 2007. The only change is the addition of a provision in Section 2-5 that relates to the election of directors. The new provision provides that, in the election of Directors, the candidates receiving the highest number of votes up to the number of Directors to be elected shall be elected. This amendment was adopted to explicitly conform the Bylaws with the applicable provisions of the Pennsylvania Business Corporation Law of 1988, as amended. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibit is filed herewith:
Exhibit 3.1 Amended and Restated Bylaws

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.
Dated: February 22, 2007	By:	/s/ John R. Van Zile
		Name:	John R. Van Zile
		Title:	General Counsel

Checkpoint Systems, Inc.
Index of Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Bylaws